UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

 INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

HENNESSY CAPITAL ACQUISITION CORP. II

(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 17, 2016

HENNESSY CAPITAL ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-37509	47-3913221
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 900 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 300-8242

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

Second Amendment to the Merger Agreement

On August 17, 2016, Hennessy Capital Acquisition Corp. II (“Hennessy Capital” or the “Company”) entered into a second amendment (the “Amendment”) to the agreement and plan of merger, dated as of April 1, 2016 and as amended as of July 13, 2016 (as it may be amended, the “Merger Agreement”), by and among the Company, HCAC II, Inc., a wholly owned subsidiary of the Company, USI Senior Holdings, Inc. (“USI Parent”) and North American Direct Investment Holdings, LLC, solely in its capacity as the Stockholder Representative, relating to the Company’s proposed merger (the “Business Combination”) with USI Parent, which, through its subsidiaries, conducts its business under the “USI” name. Pursuant to the Amendment, the parties agreed to extend the Outside Date (as defined in the Merger Agreement) from August 12, 2016 to September 30, 2016 and waive the parties’ respective exclusivity obligations under the Merger Agreement from August 17, 2016 through September 30, 2016.

This summary is qualified by reference to the text of the Amendment filed with this Current Report on Form 8-K as Exhibit 2.1 and which is incorporated by reference herein.

Additional Information About the Business Combination and Disclaimer

The Business Combination will be submitted to stockholders of the Company for their consideration. The Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on June 10, 2016 in connection with the Business Combination and other matters and filed a supplement to the definitive proxy statement (the “Proxy Supplement”) on July 13, 2016 in connection with the Business Combination and other matters. The Company mailed its definitive proxy statement and other relevant documents on June 13, 2016 and mailed the Proxy Supplement and other relevant documents on July 14, 2016 to its stockholders as of the June 6, 2016 record date previously established for the special meeting of Company stockholders relating to the Business Combination (the “Special Meeting”). The Company’s stockholders and other interested persons are advised to read the definitive proxy statement, the Proxy Supplement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents contain important information about the Company, USI, the Business Combination and other matters. Stockholders may also obtain a copy of the definitive proxy statement and the Proxy Supplement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Hennessy Capital Acquisition Corp. II, Attn: Nicholas A. Petruska, Executive Vice President, Chief Financial Officer and Secretary, 700 Louisiana Street, Suite 900, Houston, Texas, 77002 or by telephone at (713) 300-8242. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the Company’s stockholders in respect of the Business Combination. Information regarding the Company’s directors and executive officers and a description of their direct and indirect interests in the Company, by security holdings or otherwise, is contained in the Company’s definitive proxy statement filed by the Company with the SEC on June 10, 2016, as supplemented by the Proxy Supplement filed by the Company with the SEC on July 13, 2016, each of which can be obtained free of charge from the sources indicated above.

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Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements with respect to the benefits of the Business Combination, the future financial performance of the Company following the Business Combination, changes in the market for USI’s services, and expansion plans and opportunities, including future acquisition or additional business combinations are based on current information and expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with USI; (2) the outcome of any legal proceedings that may be instituted against USI or the Company in connection with the Business Combination and related transactions; (3) the inability to complete the Business Combination and related transactions due to the failure to obtain approval of the stockholders of the Company, to consummate the anticipated debt financing or to satisfy other conditions to the closing of the Business Combination, including the minimum cash condition under the Merger Agreement; (4) the ability to obtain or maintain the listing of the Company’s securities on the NASDAQ Capital Market following the Business Combination; (5) the risk that the Business Combination disrupts the parties’ current plans and operations as a result of the consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably; (7) costs related to the Business Combination and the related transactions; (8) changes in applicable laws or regulations; (9) the possibility that USI or the Company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated in the definitive proxy statement filed by the Company on June 10, 2016, as supplemented by the Proxy Supplement filed by the Company on July 13, 2016, in connection with the Business Combination, including those under “Risk Factors” and “Update to Risk Factors,” respectively, therein, and other factors identified in the Company’s prior and future filings with the SEC, available at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

2.1	Second Amendment to Agreement and Plan of Merger, dated as of August 17, 2016, by and among Hennessy Capital Acquisition Corp. II, HCAC II, Inc., USI Senior Holdings, Inc. and North American Direct Investment Holdings, LLC, solely in its capacity as the Stockholder Representative.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2016	HENNESSY CAPITAL ACQUISITION CORP. II

	By:	/s/ Daniel J. Hennessy
	Name:	Daniel J. Hennessy
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Number	Description

2.1	Second Amendment to Agreement and Plan of Merger, dated as of August 17, 2016, by and among Hennessy Capital Acquisition Corp. II, HCAC II, Inc., USI Senior Holdings, Inc. and North American Direct Investment Holdings, LLC, solely in its capacity as the Stockholder Representative

Exhibit 2.1

SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER

This Second Amendment to the Agreement and Plan of Merger, dated as of April 1, 2016, as amended by the Amendment as of July 13, 2016 (as so amended, the “Merger Agreement”), by and among USI Senior Holdings, Inc., a Delaware corporation (the “Company”), Hennessy Capital Acquisition Corp. II, a Delaware corporation (“Parent”), HCAC II, Inc., a Delaware corporation and wholly owned subsidiary of Parent (the “Merger Sub”), and North American Direct Investment Holdings, LLC, a Delaware limited liability company, solely in its capacity as the Stockholder Representative, is made and entered into as of August 17, 2016 (this “Second Amendment”). Parent, the Merger Sub and the Company, and, solely in its capacity as and solely to the extent applicable, the Stockholder Representative, will each be referenced to herein from time to time as a “Party” and, collectively, as the “Parties.”

RECITALS

WHEREAS, the Parties have entered into the Merger Agreement, which provides for, among other things, the merger of the Merger Sub with and into the Company, with the Company continuing as the surviving entity; and

WHEREAS, the Parties desire to amend the Merger Agreement as set forth in this Second Amendment.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants contained in this Second Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

1. Amendment. From and after the date hereof, the Merger Agreement shall be amended as follows:

1.1 From the date hereof until September 30, 2016, the Parties agree that the provisions of Section 5.04 shall not apply and neither the Company nor the Stockholder Representative shall have any exclusive dealing obligations during such period.

1.2 From the date hereof until September 30, 2016, the Parties agree that the provisions of Section 7.09 shall not apply and Parent shall not have any exclusive dealing obligations during such period.

1.3 Section 10.01(e) is hereby amended and restated in its entirety to read as follows:

“(e) by Parent or the Company by written notice to the Stockholder Representative or Parent, as applicable, if the Closing has not occurred on or prior to September 30, 2016 (such date, as the same may be extended pursuant to Section 13.22(c), the “Outside Date”) and the Party seeking to terminate this Agreement pursuant to this Section 10.01(e) will not have (provided that if such Party is Parent, neither Parent nor the Merger Sub will have) breached in any material respect its obligations under this Agreement in any manner that will have proximately caused the failure to consummate the transactions contemplated by this Agreement on or prior to the Outside Date;”.

2. Counterparts. This Second Amendment may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. The exchange of a fully executed Second Amendment (in counterparts or otherwise) by electronic transmission in PDF format or by facsimile shall be sufficient to bind the parties to the terms and conditions of this Second Amendment.

3. Governing Law. This Second Amendment shall be governed by and subject to the laws of the State of Delaware (determined without reference to the choice of law provisions thereof).

4. Interpretation. All capitalized terms used herein shall have the meanings assigned to them in the Merger Agreement except as otherwise provided herein or unless the context otherwise requires. For the avoidance of doubt, from and after the date of this Second Amendment, references in the Merger Agreement to the “Agreement” or any provision thereof shall be deemed to refer to the Merger Agreement or such provision as amended hereby unless the context otherwise requires.

[Signature Page To Follow]

The Parties have caused this Second Amendment to be executed and delivered as of the date first written above.

USI SENIOR HOLDINGS, INC.

By:	/s/ Leo William Varner, Jr.
Name:	Leo William Varner, Jr.
Title:	Chief Executive Officer

HENNESSY CAPITAL ACQUISITION CORP. II

By:	/s/ Daniel J. Hennessy
Name:	Daniel J. Hennessy
Title:	Chairman and Chief Executive Officer

HCAC II, INC.

By:	/s/ Daniel J. Hennessy
Name:	Daniel J. Hennessy
Title:	Chairman and Chief Executive Officer

NORTH AMERICAN DIRECT INVESTMENT HOLDINGS, LLC,
solely in its capacity as the Stockholder Representative

By:	/s/ Vincent Fandozzi
Name:	Vincent Fandozzi
Title:	Partner

[Second Amendment to Agreement and Plan of Merger]